SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        August 25, 1999
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


            Connecticut                                     06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


 5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.           Other Matters.

                  The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $0.12 per common share quarterly cash dividend at their August 25, 1999 meeting. The dividend will be paid on October 29, 1999 to shareholders of record as of September 30, 1999.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  c.       Exhibits.

                  99.      Press release dated August 27, 1999

                  Exhibit Index

                  99.      Press release dated August 27, 1999

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   August 31, 1999                    SALISBURY BANCORP, INC.


                                            By: /s/ John F. Perotti
                                                --------------------------------
                                                John F. Perotti, President and
                                                Chief Executive Officer